                                                                    EXHIBIT 99.2


     As furnished to the Securities and Exchange Commission on July 24, 2001

TICKETMASTER
($ MILLIONS, EXCEPT PER SHARE DATA)


                                                  PRO FORMA                   2000 PRO FORMA ACTUAL
                                                   ACTUAL    -----------------------------------------------------
                                                    1999        Q1         Q2         Q3         Q4         YEAR
                                                  ---------  ---------  ---------  ---------  ---------  ---------
REVENUES
   Ticketing operations(a)                        $   442.7  $   128.0  $   143.0  $   124.9  $   122.7  $   518.6
   City guide(b)                                       27.3       10.1       12.8       14.0       14.1       50.9
   Personals(c)                                         9.0        6.9        7.5        7.6        7.2       29.1
   Corporate and other(d)                              19.5        4.3        2.8        0.6        0.5        8.1
                                                  ---------  ---------  ---------  ---------  ---------  ---------

         TOTAL REVENUE                            $   498.5  $   149.2  $   166.0  $   147.1  $   144.4  $   606.7
                                                  =========  =========  =========  =========  =========  =========

EBITDA(e)
   Ticketing operations(a)                        $    95.9  $    27.4  $    31.6  $    16.7  $    24.4  $   100.0
   City guide(b)                                      (51.7)     (15.5)     (13.7)     (13.4)     (10.8)     (53.4)
   Personals(c)                                        (0.4)       0.9        1.7        2.3        1.4        6.2
   Corporate and other(d)                              (2.9)      (4.4)      (5.8)      (2.9)      (1.5)     (14.5)
                                                  ---------  ---------  ---------  ---------  ---------  ---------
        TOTAL EBITDA                                   40.9        8.3       13.7        2.7       13.5       38.3
                                                  ---------  ---------  ---------  ---------  ---------  ---------
Depreciation                                          (19.3)      (6.1)      (8.3)      (7.1)     (10.0)     (31.5)
Goodwill and other amortization                      (108.6)     (41.7)     (42.9)     (44.5)     (63.3)    (192.4)
Advertising provided by USA Networks, Inc.             (0.2)      (0.2)        --       (1.5)      (5.6)      (7.3)
Non-cash compensation                                    --       (0.3)      (0.3)      (0.3)      (0.3)      (1.4)
Merger and other transaction costs                     (4.2)        --         --         --       (4.1)      (4.1)
Non-recurring charge                                     --         --         --         --         --         --
Interest income / (expense)                            (2.5)      (0.6)      (1.1)      (1.3)      (1.9)      (5.0)
Equity in net income (loss) of unconsol. affil          1.2       (1.9)      (0.1)      (0.6)       0.5       (2.2)
Investment losses, net                                   --         --         --         --       (8.8)      (8.8)
Other income / (expenses)                                --         --         --         --       (2.2)      (2.2)
                                                  ---------  ---------  ---------  ---------  ---------  ---------
   Income before taxes and minority interest          (92.7)     (42.4)     (39.0)     (52.7)     (82.3)    (216.5)
Minority interest                                       1.4        0.4        0.2        0.2        0.4        1.2
                                                  ---------  ---------  ---------  ---------  ---------  ---------
   Pre-tax income / (loss)                            (91.3)     (42.0)     (38.8)     (52.5)     (81.9)    (215.3)
Income tax provision                                  (24.0)      (6.1)      (6.9)       1.3       (3.0)     (14.7)
                                                  ---------  ---------  ---------  ---------  ---------  ---------
   Net income / (loss)                            $  (115.3) $   (48.1) $   (45.8) $   (51.2) $   (84.9) $  (230.0)
                                                  =========  =========  =========  =========  =========  =========

Weighted average shares outstanding(f)                128.1      137.4      138.8      140.5      140.8      139.4
Earnings per share                                $   (0.90) $   (0.35) $   (0.33) $   (0.36) $   (0.60) $   (1.65)

CASH EARNINGS PER SHARE(g)                        $   (0.03) $   (0.03) $   (0.02) $   (0.03) $   (0.02) $   (0.10)

                                                         ACTUAL                    GUIDANCE ESTIMATES
                                                  --------------------  ------------------------------------------
                                                                                           2001
                                                  ----------------------------------------------------------------
                                                      Q1          Q2         Q3        Q4        YEAR      2002
                                                  ---------  ---------  ---------  ---------  ---------  ---------
REVENUES
   Ticketing operations(a)                        $   150.1  $   163.9  $   142.0  $   140.0  $   596.0  $   640.0
   City guide(b)                                       12.4       12.4       11.0       11.0       46.8       60.0
   Personals(c)                                         8.5       10.7       10.5       11.5       41.2       55.0
   Corporate and other(d)                               0.1         --         --         --        0.1         --
                                                  ---------  ---------  ---------  ---------  ---------  ---------
         TOTAL REVENUE                            $   171.2  $   187.0  $   163.5  $   162.5  $   684.2  $   755.0
                                                  =========  =========  =========  =========  =========  =========

EBITDA(e)
   Ticketing operations(a)                        $    30.2  $    35.5  $    25.0  $    29.0  $   119.8  $   130.0
   City guide(b)                                       (9.0)      (8.3)      (8.5)      (8.3)     (34.1)        --
   Personals(c)                                         0.3        2.8        2.0        2.0        7.1       10.0
   Corporate and other(d)                              (2.8)      (2.8)      (3.5)      (3.5)     (12.6)     (15.0)
                                                  ---------  ---------  ---------  ---------  ---------  ---------
        TOTAL EBITDA                                   18.7       27.3       15.0       19.2       80.2      125.0
                                                  ---------  ---------  ---------  ---------  ---------  ---------
Depreciation                                           (7.5)      (7.8)      (8.5)      (8.5)     (32.3)     (34.0)
Goodwill and other amortization                       (43.6)     (43.8)     (45.0)     (45.0)    (177.4)    (180.0)
Advertising provided by USA Networks, Inc.             (4.1)      (5.8)        --         --       (9.9)        --
Non-cash compensation                                  (0.3)      (0.3)      (0.4)      (0.4)      (1.4)      (4.0)
Merger and other transaction costs                       --         --         --         --         --         --
Non-recurring charge                                     --         --       (1.0)        --       (1.0)        --
Interest income / (expense)                            (1.1)        --         --         --       (1.1)        --
Equity in net income (loss) of unconsol. affil          0.5        0.4       (0.3)      (0.3)       0.3       (1.2)
Investment losses, net                                   --         --         --         --         --         --
Other income / (expenses)                                --         --         --         --         --         --
                                                  ---------  ---------  ---------  ---------  ---------  ---------
   Income before taxes and minority interest          (37.3)     (30.1)     (40.2)     (35.0)    (142.6)     (94.2)
Minority interest                                       0.6        1.0         --         --        1.6         --
                                                  ---------  ---------  ---------  ---------  ---------  ---------
   Pre-tax income / (loss)                            (36.7)     (29.1)     (40.2)     (35.0)    (141.0)     (94.2)
Income tax provision                                   (2.8)      (0.4)      (0.5)      (0.7)      (4.5)     (12.0)

                                                  ---------  ---------  ---------  ---------  ---------  ---------
   Net income / (loss)                            $   (39.6) $   (29.5) $   (40.7) $   (35.7) $  (145.5) $  (106.2)
                                                  =========  =========  =========  =========  =========  =========

Weighted average shares outstanding(f)                141.1      141.3      142.2      142.7      142.0      142.5
Earnings per share                                $   (0.28) $   (0.21) $   (0.29) $   (0.25) $   (1.02) $   (0.75)

CASH EARNINGS PER SHARE(g)                        $    0.06  $    0.14  $    0.04  $    0.07  $    0.31  $    0.55

NOTE: DUE TO ROUNDING OF INDIVIDUAL LINE ITEMS, NUMBERS MAY NOT ADD.

(a) Ticketing operations includes all of the Company's ticketing and reserved access operations and includes all direct overhead costs related to the ticketing and reserved access operations and is consistent with the previous presentation as reflected in USA Networks, Inc. financials.

(b) City guide includes all direct overhead costs related to the city guide operations.

(c) Personals includes all direct overhead costs related to the personals operations.

(d) Corporate and other includes for the periods 1999 and 2000 the Company's Electronic Commerce Service and TM Realty operations, which have subsequently been transferred to USA Networks, Inc. For all periods this line includes the corporate expenses related to our operation as a public company and its growth initiatives.

(e) EBITDA is defined as earnings before interest, taxes, depreciation, amortization, merger and other transaction costs, minority interest, advertising provided by USA Networks, Inc. for which no consideration was paid by the Company, non-cash compensation, non-recurring charge, equity in net income (loss) of unconsolidated affiliates, investment losses, net and other income and expenses. The presentation of segment EBITDA reflects the allocation of direct overhead costs to the Ticketing operations, City guide and Personals segments and captures in Corporate and other those corporate expenses related to our operation as a public company and its growth initiatives. For the year 2000 and the first quarter 2001, the above amount may differ from the amount previously reported or furnished since commencing in the second quarter of 2001 the Company excluded non-cash compensation from its calculation of EBITDA and has adjusted the prior amounts for comparability purposes.

(f) The Company's historical weighted average shares outstanding for the periods 1999 and 2000 were adjusted to reflect the 52 million shares issued to USA Networks, Inc. in the combination as if issued at the beginning of the period.

(g) Cash EPS is defined as basic earnings per share excluding amortization, merger and other transaction costs, advertising provided by USA Networks, Inc. for which no consideration was paid by the Company, non-cash compensation, non-recurring charge, equity in net income (loss) of unconsolidated affiliates and investment losses, net. For the year 2000 and the first quarter 2001, the above amount may differ from the amount previously reported or furnished since commencing in the second quarter of 2001 the Company excluded non-cash compensation from its calculation of Cash EPS and has adjusted the prior amounts for comparability purposes.

IMPORTANT:

     THE METHODOLOGY USED IN THE PREPARATION OF THE PRO FORMA ACTUAL INFORMATION ABOVE IS DISCLOSED IN THE COMPANY'S DEFINITIVE INFORMATION STATEMENT FILED WITH THE SEC ON JANUARY 11, 2001. REFER TO THE INFORMATION STATEMENT FOR A DESCRIPTION OF THAT METHODOLOGY. THE COMPANY'S GUIDANCE ESTIMATES ABOVE ARE BASED ON THE COMPANY'S EXPECTATIONS AS OF THE DATE OF THIS FILING AND THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE THESE ESTIMATES. THESE FORWARD-LOOKING ESTIMATES INVOLVE RISKS AND UNCERTAINTIES. THE COMPANY'S ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THESE ESTIMATES. THESE STATEMENTS DO NOT INCLUDE THE POTENTIAL IMPACT OF ANY MERGERS, ACQUISITIONS OR OTHER BUSINESS COMBINATIONS THAT MAY BE COMPLETED AFTER JULY 24, 2001 .